INVESTMENT MANAGERS SERIES TRUST II

235 W. Galena Street

Milwaukee, WI 53212

November 24, 2023

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Investment Managers Series Trust II (the “Trust”) Registration Statement on Form N-14 (File No. 333- )

Ladies and Gentlemen:

We are filing the Trust’s Registration Statement under the Securities Act of 1933, as amended, on Form N-14, including exhibits thereto. The Combined Proxy Statement and Prospectus contained in this filing relate to the reorganization of the KL Allocation Fund (the “Acquired Fund”), a series of Investment Managers Series Trust, into the AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), a series of the Trust. At a special meeting of shareholders of the Acquired Fund, shareholders will be asked to approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for (a) shares of the Acquiring Fund and cash with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund and cash.

Please contact me at (626) 385-5777 with your questions or comments regarding this Registration Statement. I may also be reached at diane.drake@mfac-ca.com.

Sincerely,

/s/ Diane J. Drake

Diane J. Drake

Secretary